FINANCIAL INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2021
FINANCIAL INCOME, NET
Schedule of Interest Income and Interest Expense

	2021	2020	2019
Interest income	10	10	20
Interest expense	(52)	(108)	(165)
Paycheck Protection Program loan forgiveness	187	—	—
Total	145	(98)	(146)